Exhibit 10.1





                           ALLIANT ENERGY CORPORATION

                         LONG-TERM EQUITY INCENTIVE PLAN
                                   AS AMENDED

Article 1.   Establishment, Purpose, and Duration

         1.1 Establishment of the Plan. Alliant Energy Corporation, a Wisconsin corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Alliant Energy Corporation Long-Term Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, and Performance Shares. The Plan became effective as of January 23, 1994 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareowners, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

         1.3 Duration of the Plan. The Plan commenced on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after January 22, 2004.

Article 2.   Definitions

         Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, or Performance Shares.

         (b) "Award Agreement" means an agreement entered into by each Participant and the Company setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (ii) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report).

         (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (e) "Cause" means the admission by or the conviction of the Participant of an act of fraud, embezzlement, theft, or other criminal act constituting a felony under U.S. laws involving moral turpitude. The Board of Directors, by majority vote, shall make the determination of whether Cause exists.

         (f) "Change in Control" means the occurrence of any one of the events set forth in the following paragraphs:

                  (i) any Person (other than (A) the Company or any Subsidiary, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the
                           Company or any Subsidiary, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates after January 20, 1999, pursuant to express authorization by the Board that refers to this exception) representing 20% or more of either the then outstanding Shares or the combined voting power of the Company's then outstanding voting securities; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of Directors of the Company then serving: (A) individuals who, on January 20, 1999, constituted the Board and (B) any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the
                           Board or nomination for election by the Company's shareowners was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on January 20, 1999, or whose appointment, election or nomination for election was previously so approved (collectively the "Continuing Directors"); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any Subsidiary) shall not be Continuing Directors for purposes of the Plan until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as Directors by the shareowners of the Company at a meeting of shareowners held following consummation of such merger, consolidation or share exchange; and, provided further, that in the event the failure of any such Persons appointed to the Board to be Continuing Directors results in a Change in Control, the subsequent qualification of such Persons as Continuing Directors shall not alter the fact that a Change in Control occurred; or

                  (iii) the Company after January 20, 1999 consummates a merger, consolidation or share exchange with any other corporation or issues voting securities in connection with a merger, consolidation or share exchange involving the Company (or any Subsidiary), other than (A) a merger, consolidation or share exchange which results in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates after January 20, 1999, pursuant to express authorization by the Board that refers to this exception) representing 20% or more of either the then outstanding Shares or the combined voting power of the Company's then outstanding voting securities; or

                  (iv) the shareowners of the Company approve a plan of complete liquidation or dissolution of the Company or the Company effects a sale or disposition of all or substantially all of its assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

         (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan.

         (i)      "Company"  means  Alliant  Energy  Corporation,   a  Wisconsin
                  corporation, or any successor thereto as provided in Article 16 herein.

         (j) "Director" means any individual who is a member of the Board of Directors of the Company.

         (k) "Disability" shall have the meaning ascribed to such term in the Alliant Energy Cash Balance Plan.

         (l) "Dividend Equivalent" means a contingent right to be paid dividends declared with respect to outstanding Option grants, pursuant to the terms of Section 6.5 herein.

         (m) "Employee" means any nonunion employee of the Company or of the Company's Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

         (o) "Fair Market Value" means the Fair Market Value of the Shares determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that so long as the Shares are traded in a public market, Fair Market Value means the average of the high and low prices of a Share in the principal market for the Shares on the specified date (or, if no sales occurred on such date, the last preceding date on which sales occurred).

         (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

         (q) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, is one of the group of "covered employees," as defined in Section 162(m) of the Code and the regulations promulgated thereunder.

         (r) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not an Incentive Stock Option.

         (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         (t)      "Option  Price"  means  the  price  at  which a  Share  may be
                  purchased  by  a  Participant   pursuant  to  an  Option,   as
                  determined by the Committee.

         (u) "Participant" means an Employee who has outstanding an Award granted under the Plan.

         (v) "Performance Unit" means an Award granted to an Employee, as described in Article 8 herein.

         (w) "Performance Share" means an Award granted to an Employee, as described in Article 8 herein.

         (x) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

         (y)      "Person"  shall  have the  meaning  ascribed  to such  term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

         (z) "Restricted Stock" means an Award granted to a Participant pursuant to Article 7 herein.

         (aa) "Retirement" shall have the meaning ascribed to such term in the Alliant Energy Cash Balance Plan.

         (ab)     "Shares" means the shares of common stock of the Company.

         (ac) "Subsidiary" means any corporation, partnership, venture, or other entity in which the Company, directly or indirectly, has at least an eighty percent (80%) ownership interest.

Article 3.   Administration

         3.1 The Committee. The Plan shall be administered by the Compensation and Personnel Committee of the Board or by any other Committee appointed by the Board consisting of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall be comprised solely of Directors who qualify as "Non-Employee Directors" pursuant to Rule 16b-3 under the Exchange Act and as "outside directors" pursuant to Section 162(m) of the Code and the regulations thereunder.

         3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to designate Employees to be Participants in the Plan; to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to determine whether, to what extent, and under what circumstances, Awards granted to Participants may be settled or exercised in cash, Shares or other property; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of
Article 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its shareowners, Employees, Participants, and their estates and beneficiaries.

Article 4.   Shares Subject to the Plan

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan shall be 3,800,000. Of this number, up to 400,000 Shares (subject to adjustment as provided in Section 4.3 herein) may be granted as Restricted Stock. These Shares may be either authorized but unissued or reacquired Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

         (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

         (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

         (c) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

         (d) Unless otherwise determined by the Committee, the grant of an award opportunity under Article 8 of this Plan shall not reduce the authorized pool; provided, however, that payout of such opportunity in the form of Shares shall reduce the authorized pool by such number of Shares.

         (e) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee.

         4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, repurchase, separation, liquidation, stock dividend, share exchange, split-up, spin-off, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of securities which may be delivered under the Plan, and in the number and class of and/or price of securities subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided that the number of securities subject to any Award shall always be a whole number; and provided further that the Committee may, in its sole discretion, limit any such adjustment in order to qualify a transaction in which the Company or any affiliate is a party for pooling-of-interests accounting treatment.

Article 5.   Eligibility and Participation

         5.1 Eligibility. Persons eligible to participate in this Plan include all active Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.   Stock Options

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that the maximum number of Shares subject to Options which may be granted to any single Participant during the term of the Plan is 300,000 (subject to adjustment as provided in Section 4.3 herein). The Committee may grant ISOs, NQSOs, or a combination thereof.

         6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the Code provisions of
Section 422.

         6.3 Option Price. The Option Price for each grant of an Option under this Section 6.3 shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In addition, the Committee may grant Options which have Option Prices that increase over time, upon such terms as the Committee, in its sole discretion, deems appropriate.

         6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

         6.5 Dividend Equivalents. Simultaneous with the grant of an Option, the Participant receiving the Option may be granted, at no additional cost, Dividend Equivalents. Each Dividend Equivalent shall entitle the Participant to receive a contingent right to be paid an amount equal to the dividends declared on a Share on all record dates occurring during the period between the grant date of an Option and the date as specified by the Committee. The underlying value of each Dividend Equivalent shall accrue as a book entry in the name of each Participant holding the Dividend Equivalent. Payout of the accrued value of a Dividend Equivalent shall occur only pursuant to the terms and conditions as specified by the Committee.

         6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.7 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of (a) and
(b).

         Notwithstanding the foregoing, the Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to such procedures as the Committee may deem appropriate.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.8 Termination of Employment Due to Death, Disability, or Retirement.

         (a) Termination by Death. In the event the employment of a Participant is terminated by reason of death, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

         (b)      Termination  by  Disability.  In the event the employment of a
                  Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

         (c)      Termination  by  Retirement.  In the event the employment of a
                  Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter.

         (d) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of:
                  (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by such person or persons who shall have been named as the
                  Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

         (e) Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

         6.9 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 6.8 (and other than for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

         Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending three (3) months after such date.

         If the employment of a Participant shall be terminated by the Company for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

         6.10 Nontransferability of Options. Except as otherwise provided by the Committee, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant, or, if permissible under applicable law, by such Participant's guardian or legal representative.

Article 7.   Restricted Stock

         7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

         7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

         7.3 Transferability. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the
Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         7.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

         7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

                  "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Alliant Energy Corporation Long-Term Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from Alliant Energy Corporation."

         The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         7.6  Removal of  Restrictions.  Except as  otherwise  provided  in this
Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 7.5 removed from his or her Share certificate.

         7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with all regular cash dividends paid with respect to all Shares while they are so held. Except as provided in the succeeding sentence, all other cash dividends and other distributions paid with respect to Shares of Restricted Stock may be credited to Participants subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         Subject to the succeeding paragraph, all dividends credited to a Participant shall be paid to the Participant within forty-five (45) days following the full vesting of the Shares of Restricted Stock with respect to which such dividends were earned.

         7.9 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement, all outstanding Shares of Restricted Stock shall immediately vest one hundred percent (100%) as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee designates as the date the definition of Disability has been satisfied). The holder of the certificates of Restricted Stock shall be entitled to have any nontransferability legends required under Sections 7.4 and 7.5 of this Plan removed from the Share certificates.

         7.10 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than those specifically set forth in Section 7.9 herein, during the applicable Period of Restriction, all Shares of Restricted Stock still subject to restriction as of the effective date of employment termination immediately shall be forfeited and returned to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to such Shares, upon such terms as the Committee, in its sole discretion, deems appropriate.

Article 8.   Performance Units and Performance Shares

         8.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant; provided, however, that unless and until the Committee determines that a grant of Performance Units and/or Shares shall not be designed to qualify for the "performance-based" exemption under Code Section 162(m), the maximum payout to any Named Executive Officer with respect to Performance Units and/or Performance Shares granted in any one fiscal year of the Company shall be four hundred thousand dollars ($400,000).

         8.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length. Unless and until the Committee proposes for shareowner vote a change in the general performance measures, the attainment of which shall determine the number and/or value of Performance Units and/or Performance Shares granted under the Plan, the Company or Subsidiary performance measure to be used for purposes of grants to Named Executive Officers shall be chosen from among the following alternatives:

         (a)      Return on equity;

         (b)      Total  shareowner   return  (share  price   appreciation  plus
                  dividends);

         (c)      Net income;

         (d)      Earnings per share; and/or

         (e)      Cash flow.

         The Committee shall have sole discretion to alter the governing performance measures, subject to shareowner approval, to the extent required in order to comply with Section 162(m) of the Code. Notwithstanding the foregoing, in the event the Committee determines it is advisable to grant Performance Units and/or Performance Shares which shall not qualify for the "performance-based" exemption under Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code Section 162(m).

         8.3 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

         8.4 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum, within seventy-five (75) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned
Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

         Participants shall be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants. (Such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 7.8 herein.) In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

         8.5 Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination Without Cause. In the event the employment of a
Participant is terminated by reason of death, Disability, Retirement, or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

         Payment of earned Performance Units/Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable Performance Period.

         8.6 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 8.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company.

         8.7 Nontransferability. Except as otherwise provided by the Committee, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

Article 9.   Beneficiary Designation

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

Article 10.  Deferrals

         The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 11.  Rights of Employees

         11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries, or vice versa, (or between Subsidiaries) shall not be deemed a termination of employment.

         11.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 12.  Change in Control

         12.1 Acceleration Upon a Change in Control. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of
Article 17 herein:

         (a) Any and all Options granted hereunder shall become immediately exercisable;

         (b)      Any  Period  of  Restriction  and   restrictions   imposed  on
                  Restricted Shares shall lapse;

         (c) The target payout opportunity attainable under all outstanding Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control a pro rata portion of such target payout opportunity based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date; provided, however, that there shall not be an accelerated payout with respect to Performance Units or Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control; and

         (d) Subject to Article 13 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

         12.2 Pooling Limitations. The Committee may, in its sole discretion, amend, modify or rescind the provisions of Section 12.1 if it determines that the operation of Section 12.1 may prevent a transaction in which the Company or any affiliate is a party from being accounted for on a pooling-of-interests basis.

Article 13.  Amendment, Modification, and Termination

         13.1 Amendment, Modification, and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

         The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

         13.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall (except as otherwise expressly contemplated by the Plan for Awards granted after January 20, 1999) adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 14.  Withholding

         14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising from, or as a result of, any Awards to Participants under this Plan.

         14.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares (or deliver to the Company previously acquired Shares) having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which is required to be withheld in connection with the transaction. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares.

Article 15.  Indemnification

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

         The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 16.  Successors

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 17.  Restrictions on Share Transferability

         In addition to any restrictions imposed pursuant to the Plan, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which such Shares are then listed or traded, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Article 18.  Legal Construction

         18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         18.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         18.4 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.